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[PRINCIPAL LOGO]                                         PRINCIPAL TRUST COMPANY

     PLAN NAME: THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF MEADOWBROOK, INC.
                                 TRUST AGREEMENT

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                               TABLE OF CONTENTS

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Section 1.  Trust Fund......................................       2
    1.1 Definitions and Construction........................       2
    1.2 Trust Fund..........................................       3
    1.3 Non-diversion of Funds..............................       3
Section 2.  Investment and Administration...................       3
    2.1 Collection of Contributions.........................       3
    2.2 General.............................................       3
    2.3 Appointment of Investment Manager...................       3
    2.4 Investment Decisions................................       4
    2.5 Investment in Short-Term Obligation.................       5
    2.6 Trustee's Administrative Authority..................       5
    2.7 Substitution of Assets..............................       7
Section 3.  Trustee and Committee...........................       8
    3.1 Committee...........................................       8
    3.2 Trustee's Reliance..................................       8
    3.3 Legal Counsel.......................................       8
    3.4 Liability Under the Plan............................       8
Section 4.  Distributions from the Trust Fund...............       8
    4.1 General.............................................       8
    4.2 Direction by the Committee..........................       8
    4.3 Method of Payment...................................       9
    4.4 Special Distributions...............................       9
    4.5 Payments to Employer................................       9
Section 5.  Trustee's and Committee's Responsibilities......       9
    5.1 General Standard of Care............................       9
    5.2 No Liability for Acts of Others.....................      10
Section 6.  Trustee's Accounts..............................      10
    6.1 Accounts............................................      10
    6.2 Valuation of Trust Fund.............................      10
    6.3 Reports to the Committee............................      10
    6.4 Right of Judicial Settlement........................      11
    6.5 Enforcement of Agreement............................      11
Section 7.  Taxes; Compensation of Trustee..................      11
    7.1 Taxes...............................................      11
    7.2 Compensation of Trustee; Expenses...................      11
Section 8.  Resignation and Removal of Trustee..............      11
    8.1 Resignation or Removal of Trustee...................      11
    8.2 Appointment of Successor............................      12
    8.3 Succession..........................................      12
    8.4 Successor Bound by Agreement........................      12
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Section 9.  Trustee Responsibility Regarding Payments to
 Trust Beneficiaries When Employer Is Insolvent.............      12
    9.1 Direction...........................................      12
    9.2 Insolvency..........................................      13
    9.3 Resumption of Payments..............................      13
Section 10. Amendment and Irrevocability....................      13
Section 11. Miscellaneous...................................      13
    11.1  Binding Effect; Assignability.....................      13
    11.2  Governing Law.....................................      14
    11.3  Notices...........................................      14
    11.4  Severability......................................      14
    11.5  Waiver............................................      14
    11.6  Non-Alienation....................................      14
    11.7  Headings..........................................      14
    11.8  Construction of Language..........................      15
    11.9  Counterparts......................................      15
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     PLAN NAME: THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF MEADOWBROOK, INC.
                                 TRUST AGREEMENT

            THIS TRUST AGREEMENT, made as of the 30th day of March, 2006, by and between Meadowbrook, Inc. ("Employer") and Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company ("Trustee").

                             W I T N E S S E T H :

            WHEREAS, the Employer has adopted the Executive Nonqualified Excess Plan of Meadowbrook, Inc. (the "Plan") to provide benefits for certain participants of the Employer and its designated affiliates; and

            WHEREAS, the Employer wishes to establish a Trust Fund (as hereinafter defined) to aid it in accumulating the amounts necessary to satisfy its contractual liability to pay benefits under the terms of the Plan; and

            WHEREAS, the Employer presently intends to make contributions to this Trust Fund from time to time to be applied in payment of the Employer's obligations under the Plan; and

            WHEREAS, the Employer is obligated to pay all benefits from its general assets to the extent not paid by this Trust Fund, and the establishment of this Trust Fund shall not reduce or otherwise affect the Employer's continuing liability to pay benefits from such assets, except that the Employer's liability shall be offset by actual benefit payments made from this Trust Fund;

            WHEREAS, the trust established by this Agreement is intended to be a "grantor trust" with the result that the corpus and income of the trust be treated as assets and income of the Employer pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"); and

            WHEREAS, the Employer intends that the Trust Fund shall at all times be subject to the claims of its creditors as herein provided and that the Plan not be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), solely by virtue of the existence of this Trust;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Employer and the Trustee hereby agree as follows:

Section 1. Trust Fund:

1.1 Definitions and Construction. Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plan shall, when used herein, have the same meaning as in the Plan. The headings in this Agreement are used for the convenience of reference only and are to be ignored in any constructions of the provisions hereof.

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1.2   Trust Fund. The Employer hereby establishes with the Trustee a trust, pursuant to the Plan, in which may be deposited such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Employer in accordance with terms of the Plan. Neither the Trustee nor any Plan participant or beneficiary shall have the right to compel such deposits. All such deposits, all investments and reinvestments thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the "Trust Fund." The Trust Fund shall be held, managed and administered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agreement and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

1.3 Non-diversion of Funds. Notwithstanding anything to the contrary contained in this Agreement or any amendment thereto, no part of the Trust Fund other than such expenses, fees, indemnities and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Plan participants and their beneficiaries; provided, however, that the Trust Fund shall at all times be subject to the claims of the general creditors of the Employer. Any rights created under the Plan and this Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Employer.

Section 2. Investment and Administration:

2.1 Collection of Contributions. The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan. The Trustee shall be under no duty to enforce the payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits expenses and liabilities under the Plan. In addition to making contributions, the Employer, through the Committee, shall furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust Fund.

2.2 General. The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Section 2, without distinction between principal and income and without regard to the restrictions of the laws of any jurisdiction relating to the investment of trust funds.

2.3   Appointment of Investment Manager.

      (a) The Committee may, in its discretion, appoint an investment manager ("Investment Manager") to direct the investment and reinvestment of all or any portion of the Trust Fund. Any such Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"); (ii) be a bank, as defined in the Investment Advisers Act; or
            (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

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      (b)   The Committee shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to Section 2.3(a). Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Committee that the Investment Manager satisfies the requirements of Section 2.3(a)(i), (ii) or (iii); (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction; (v) an acknowledgment by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager's current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an Investment Manager pursuant to this Section
            2.3 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

      (c) The Committee shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this Section 2.3. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Committee shall be responsible, in accordance with Section 2.4, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this Section 2.3.

2.4   Investment Decisions.

      (a) The Trustee shall invest and reinvest the Trust Fund in accordance with the directions of the Committee, or, to the extent provided in
            Section 2.3, in accordance with the directions of an Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendation with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for its action or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in Section 5.2. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

      (b)   The Committee or an Investment Manager appointed pursuant to Section
            2.3 may, at any time and from time to time, issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Committee or the Investment Manager,

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            and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

      (c) To the extent that neither the Committee nor an Investment Manager furnishes directions as to the investment of the Trust Fund, the Trustee shall invest and reinvest the Trust Fund in any savings account, time or other interest-bearing deposit in or other interest-bearing obligation of any one or more savings banks, savings and loan associations, banks or other financial institutions.

2.5 Investment in Short-Term Obligation. Notwithstanding any provisions of this Section 2 to the contrary, the Trustee or its designee, upon the direction of the Committee, may retain uninvested cash or cash balances, in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established to invest funds held thereunder in commercial paper or in obligations of, or guaranteed by, the United States government or any of its agencies.

2.6   Trustee's Administrative Authority.

      (a) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of Section 1.3 and this
            Section 2, the Trustee or its designee is authorized and empowered:

            (i) to invest and reinvest part or all of the Trust Fund in accordance with funding policies which may be established by the Committee from time to time in such assets as the Trustee deems appropriate (including common and preferred stocks of the Employer), bonds, debentures, mutual fund shares, notes, commercial paper, treasury bills, options, partnership interests, venture capital investments, any common, commingled, collective trust funds or pooled investment funds (including such funds for which the Trustee serves as investment manager), contracts and policies issued by an insurance company, any interest bearing deposits held by any bank or similar financial institution, and any other real or personal property;

            (ii) in accordance with directions from the Committee, to apply for, pay premiums on and maintain in force on the lives of Plan participants, individual ordinary or individual or group term or universal life insurance policies, variable universal life insurance policies, survivorship life insurance policies or annuity policies ("policies") and to have with respect to such policies all of the rights, powers, options, privileges and benefits usually comprised in the term "incidents of ownership" and normally vested in an owner of such policies;

            (iii) to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any

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                  sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

            (iv) to retain, manage, operate, repair and rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold title to any such real property;

            (v) to vote in person or by proxy on any stocks, bonds, or other securities held by it, including any shares of mutual funds held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust;

            (vi) with respect to any investment, to join in, dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger;

            (vii) to settle, adjust, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund; and

            (viii) to deposit any property with any protective, reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited; and

            (ix)  to delegate administrative duties to a designee.

            In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to directions of the Committee or of an Investment Manager, the Trustee shall act in accordance with directions provided by the Committee or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this Section 2.6(a) with respect to any portion of the Trust Fund that is under the direction of the Committee or an Investment Manager. The Trustee shall have no liability or responsibility for its action or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in Section 5.2. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction given by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

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      (b)   In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to Section 1.3 and this Section 2, the Trustee is authorized and empowered, in its discretion:

            (i) to commence or defend suits or legal proceedings, and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

            (ii) to register securities in its name or in the name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

            (iii) to borrow or raise monies for the purposes of the Trust from any lender, except the Trustee, in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency of propriety of any such borrowing;

            (iv) to make distributions in cash upon the direction of the Committee;

            (v) to withhold the appropriate amount of taxes from a participant's distribution as directed by the Committee;

            (vi) to employ such agents, brokers, counsel and accountants as the Trustee shall deem advisable and to be reimbursed by the Employer for their reasonable expenses and compensation;

            (vii) to make, execute, acknowledge, and deliver any and all deeds, leases, assignments and instruments; and

            (viii) generally to do all acts which the Trustee may deem necessary or desirable for the administration and protection of the Trust Fund.

            Notwithstanding any powers granted to the Trustee pursuant to this Agreement or by applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Treasury Regulations promulgated pursuant to the Code.

2.7 Substitution of Assets. The Employer shall have the right at any time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Employer in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

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Section 3. Trustee and Committee:

3.1 Committee. The Employer shall certify to the Trustee the names and specimen signatures of the members of the Committee appointed by the Employer to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Employer shall promptly give notice to the Trustee of changes in the membership of the Committee. The Committee may also certify to the Trustee the name of any person, together with a specimen signature of any such person who is not a member of the Committee, authorized to act for the Committee in relation to the Trustee. The Committee shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of the Committee. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the membership of the committee and the authority of any person certified to act in its behalf remain unchanged.

3.2 Trustee's Reliance. The Trustee may rely and act upon any certificate, notice or direction of the Committee, or of a person authorized to act on its behalf, or of the Employer or of an Investment Manager which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

3.3 Legal Counsel. The Trustee may consult with legal counsel (who may be counsel to the Employer) and may charge the expense to the Employer concerning any questions which may arise under this Agreement, and the opinions of such counsel shall be full and complete protection with respect to any action taken, or omitted, by the Trustee hereunder in good faith in accordance with the opinion of such counsel.

3.4 Liability Under the Plan. The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. Notwithstanding any other provision of this Trust Agreement, the Trustee and its officers, directors and agents hereunder shall be indemnified and held harmless by the Employer and the Fund to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys' fees and disbursements reasonably incurred by or imposed upon it in connection with any claim made against it or in which it may be involved by reason of it being, or having been, a Trustee hereunder, to the extent such amounts are not satisfied by fiduciary liability insurance that may or may not be maintained by the Employer.

Section 4. Distributions from the Trust Fund:

4.1 General. The Trustee or its designee shall make payments from the Trust Fund in such amounts, at such times, and to such persons as the Committee may, from time to time, direct.

4.2   Direction by the Committee.

      (a) A direction by the Committee to make a distribution from the Trust Fund shall:

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            (i)   be made in writing;

            (ii) specify the amount of the payment to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and

            (iii) be deemed to certify to the Trustee that such direction and any payment pursuant thereto are authorized under the terms of the Plan.

      (b) The Trustee shall be entitled to rely conclusively on the Committee's certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Section 4.

4.3 Method of Payment. Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Committee and mailed to the payee in care of the Employer. The Trustee shall provide for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employer.

4.4 Special Distributions. Notwithstanding any other provision of this Trust Agreement to the contrary, if at any time (i) the Trust is finally determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust," with the result that the income of the Trust Fund is not treated as income of the Employer pursuant to Sections 671 through 679 of the Code, (ii) a federal tax is finally determined by the IRS to be payable by the Trust beneficiaries, or (iii) the Trustee receives an opinion of counsel satisfactory to it to the effect that it is likely that the IRS will determine that a tax will be payable by the Trust beneficiaries as described in (ii) and it is likely that such determination will be upheld, then the Trust shall immediately terminate and the assets paid as soon as practicable by the Trustee to the Trust beneficiary as directed by the Committee.

4.5 Payments to Employer. Except as expressly provided in the Plan, the Employer shall have no right or power to direct the Trustee to return to the Employer any of the Trust Fund before all payments of benefits have been made pursuant to the Plan. However upon written request from the Employer, if the Trustee determines that the value of the assets of the Trust Fund are in excess of 100% of the amount required to pay the benefits provided under the terms of the Plan, then such excess assets, including both principal and income, shall be returned to the Employer.

Section 5. Trustee's and Committee's Responsibilities:

5.1 General Standard of Care. The Trustee, the members of the Committee and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Plan participants and their beneficiaries and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent

                                      -9-

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      man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

5.2 No Liability for Acts of Others. No "fiduciary" (as such term is defined in Section 3(21) of ERISA) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement.

Section 6. Trustee's Accounts:

6.1 Accounts. The Trustee shall keep accurate and detailed accounts of all investments, reinvestments, receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Employer or the Committee or persons designated by them.

6.2 Valuation of Trust Fund. The Trustee or its designee shall value or cause to be valued the Trust Fund as of the last business day of each calendar quarter ("Valuation Date"), and shall report to the Committee the value of the Trust Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

6.3   Reports to the Committee.

      (a) Within sixty (60) days following the last day of each fiscal year of the Trust, and within sixty (60) days following the effective date of the resignation or removal of the Trustee as provided in Section 8.1, the Trustee shall render to the Committee a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund or any investment fund, which account shall be signed by the Trustee and mailed to the Committee.

      (b) The Committee shall notify the Trustee in writing of any objection or exception to an account so rendered not later than ninety (90) days following the date on which the Account was mailed to the Committee, whereupon the Committee and the Trustee shall cooperate in resolving such objection or exception.

      (c) If the Committee has not communicated in writing to the Trustee within ninety (90) days following the mailing of the account to the Committee any exception or objection to the account, the account shall become an account stated at the end of such ninety (90) day period. If the Committee does communicate such an exception or objection, as to which it later becomes satisfied, the Committee shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

      (d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Employer and all persons having or claiming to have any interest

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            in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Employer, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

6.4 Right of Judicial Settlement. Notwithstanding the provisions of Section 6.3, the Trustee, the Committee, and the Employer, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Committee and the Employer; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

6.5 Enforcement of Agreement. To protect the Trust Fund from expenses which might otherwise be incurred, the Employer and the Committee shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Committee or a judgment of a court of competent jurisdiction that in refusing authority the Committee acted fraudulently or in bad faith.

Section 7. Taxes; Compensation of Trustee:

7.1 Taxes. Any taxes that may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund.

7.2 Compensation of Trustee; Expenses. The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Employer and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Employer. Principal Life Insurance Company has entered into an agreement with trustee to provide certain trust services on behalf of the trustee. Principal Life Insurance Company will be compensated by the trustee from the fees paid to the trustee for those services.

Section 8. Resignation and Removal of Trustee:

8.1 Resignation or Removal of Trustee. The Trustee may resign as trustee hereunder at any time by giving sixty (60) days prior written notice to the Employer. Notwithstanding the preceding, the Trustee may resign immediately upon the occurrence of an unusual event which in the sole discretion of the Trustee affects the viability of the Employer and in such event the Employer shall promptly appoint a qualified successor trustee. The Employer may remove the Trustee as trustee hereunder at any time by giving the Trustee prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days

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

      following receipt of such notice by the Trustee unless otherwise agreed upon by the Trustee and the Employer.

8.2 Appointment of Successor. In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Employer. Except as is otherwise provided in Section 8.1, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within sixty (60) days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.

8.3   Succession.

      (a) Upon the appointment of a successor hereunder, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole and absolute discretion deem advisable for payment of its fees and all expenses including counsel fees in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Employer, from the successor trustee, or from both.

      (b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

8.4 Successor Bound by Agreement. All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereunder.

Section 9. Trustee Responsibility Regarding Payments to Trust Beneficiaries When Employer Is Insolvent:

9.1 Direction. The Board of Directors and the chief executive officer of the Employer shall have the duty to inform the Trustee in writing if the Employer becomes Insolvent, as hereinafter defined. If the Trustee receives any written certification signed under penalties of perjury by any person other than the Board of Directors or the chief executive officer of the Employer that the Employer has become Insolvent, the Employer shall be deemed to be Insolvent for purposes of this Section 9. When the Trustee has been so informed by the Board of Directors or the chief executive officer of the Employer, or has received such certification from another person, the Trustee shall immediately discontinue payments of benefits to Trust Beneficiaries and of net income to the Employer, and shall hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Employer with respect to benefits due under the Plan. During the continuance of the

      Trust, the fees and expenses of the Trustee shall be paid from the Trust Fund if not paid by the Employer or any successor trustee (including a regulatory agency).

9.2 Insolvency. The Employer shall be considered Insolvent for purposes of this Section 9 if: (i) the Employer is unable to pay its debts as they become due; or (ii) the Employer is determined to be insolvent by any agency having regulatory authority over the Employer.

9.3 Resumption of Payments. The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent). If the Trustee discontinues the payment of benefits from the Trust pursuant to Section 9.1 hereof, and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 10. Amendment and Irrevocability:

10.1 The Employer may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, amend in whole or in part any or all of the provisions of this Agreement; provided, however, that: (i) no amendment which affects the rights, duties, fees or responsibilities of the Trustee may be made without the Trustee's consent; and (ii) no amendment shall conflict with the terms of the Plan or alter the fact that the Trust is irrevocable pursuant to
      Section 10.2 hereof.

10.2 The Trust created hereunder is irrevocable and shall terminate only upon the complete distribution of the assets of the Trust to the participants or their beneficiaries. In the event that Trust assets remain after the payment of all benefits to the participants or their beneficiaries under the terms of the Plan, the Trust shall be terminated and any remaining assets shall be returned to the Employer.

10.3 Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required; provided, however, no such amendment shall be permitted if, in the opinion of counsel to the Employer, any such amendment would cause the Trust to cease to constitute a grantor trust as described in Section 4.4 of this Agreement. Following any such termination as provided in Section 10.2, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund remains in its hands.

Section 11. Miscellaneous:

11.1 Binding Effect; Assignability. This Agreement shall be binding upon, and the powers granted to the Employer and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Employer and the Trustee. Any entity which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Employer, be and become successor trustee hereunder.

11.2 Governing Law. This Agreement and the trust created and the Trust Fund held hereunder shall be interpreted in accordance with the laws of the state of Delaware, except to the extent that such laws are preempted by the federal laws of the United States of America. All contributions to the Trust Fund shall be deemed to take place in the state of Delaware.

11.3 Notices. Any communication to the Trustee, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication. The Trustee shall be fully protected in acting in accordance with these written communications. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

            If to the Employer:

                  Meadowbrook, Inc.
                  26255 American Drive
                  Southfield, MI 48034
                  Attention: Rick Wagner

            If to the Trustee:

                  Principal Trust Company
                  P.O. Box 8704
                  Wilmington, DE 19899
                  Attention: Trust Services

11.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of the remaining provisions.

11.5 Waiver. Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

11.6 Non-Alienation. No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Committee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

11.7 Headings. The headings of sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

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

11.8 Construction of Language. Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EMPLOYER        Meadowbrook, Inc.

By: ____________________________________
              Authorized Officer

Date:

Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company

By: ____________________________________
              Authorized Officer

Date: __________________________________

                                      -15-